Exhibit 10.1

UNIVERSAL TECHNOLOGY SYSTEMS CORP.
SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

I.	Items to be delivered by all Subscribers:
a.	One (1) completed and executed Subscription Agreement.
b.	Payment in the amount of subscription by checks. All checks should be made payable to “Universal Technology Systems Corp.”

ALL DOCUMENTS SHOULD BE RETURNED TO:

Universal Technology Systems Corp.
4073 South Tamiami Trail
Sarasota, FL 34231
Attn: Mr. Christopher Conley
Tel:     (941) 400-4225
Email: rhondarsc2003@yahoo.com

Failure to comply with the above requirements will constitute an incomplete subscription and, if not corrected, may result in the rejection of your subscription request. The Company reserves all of its rights to reject any subscription at its discretion.

In the case of a revocable trust, the trust and each grantor separately must complete and sign all documents. In addition, the Company may require that the Subscriber provide a Form W-9 for tax reporting purposes relating to distributions from the Company. The Subscriber may provide either: (a) a U.S. Internal Revenue Service Form W-9 (for “U.S. Persons”); or (b) a U.S. Internal Revenue Service Form W-8BEN (for “non-U.S.  Persons”). A Substitute Form W-9 is provided for your records.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SECURITIES ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY THE ACT, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED THERETO. THE SECURITIES MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

OTHER THAN THOSE SUBSCRIBERS THAT ARE EMPLOYEES, DIRECTORS, OFFICERS, GENERAL PARTNERS, CONSULTANTS, ADVISORS OR THEIR FAMILY MEMBERS AS DEFINED UNDER RULE 701 OF THE ACT, NO PERSON OR ENTITY MAY PURCHASE ANY SECURITIES UNLESS SUCH PERSON OR ENTITY IS AN “ACCREDITED INVESTOR,” AS SUCH TERM IS DEFINED IN REGULATION D PROMULGATED UNDER THE ACT. THE COMPANY WILL BE RELYING UPON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH SUBSCRIBER IN THIS SUBSCRIPTION AGREEMENT DELIVERED BY THE SUBSCRIBER TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE OF RISK. SEE THE RISK FACTORS PROVIDED TO THE INVESTOR WITH THIS SUBSCRIPTION AGREEMENT. INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THESE OFFERING MATERIALS DO NOT PURPORT TO BE ALL INCLUSIVE OR TO CONTAIN ALL INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION REGARDING THE SECURITIES. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE SUBSCRIBERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS AS INVESTMENT, LEGAL OR TAX ADVICE. EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT SUBSCRIBER’S OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISORS AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING SUBSCRIBER’S PROPOSED INVESTMENT.

UNIVERSAL TECHNOLOGY SYSTEMS CORP. (THE “COMPANY”) EXTENDS TO SUBSCRIBER THE OPPORTUNITY, PRIOR TO THE CONSUMMATION OF THE SALE OF THE SECURITIES, TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, REPRESENTATIVES OF THE COMPANY CONCERNING THE SECURITIES, AND TO OBTAIN ANY ADDITIONAL INFORMATION HE OR SHE MAY CONSIDER NECESSARY IN MAKING AN INFORMED INVESTMENT DECISION OR IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED HEREIN, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE AND CAN MAKE SUCH INFORMATION AVAILABLE WITHOUT DIVULGING INFORMATION DEEMED BY THE COMPANY, IN ITS ABSOLUTE DISCRETION, TO BE PROPRIETARY AND CONFIDENTIAL.

THE INFORMATION IN THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING SUBMITTED TO PROSPECTIVE SUBSCRIBERS IN THE COMPANY SOLELY FOR SUCH SUBSCRIBER’S CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS SUBSCRIPTION AGREEMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS SUBSCRIPTION AGREEMENT FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SECURITIES OF THE COMPANY. A PROSPECTIVE SUBSCRIBER, BY ACCEPTING DELIVERY OF THIS SUBSCRIPTION AGREEMENT, AGREES PROMPTLY TO RETURN TO THE COMPANY THIS SUBSCRIPTION AGREEMENT AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF THE PROSPECTIVE SUBSCRIBER ELECTS NOT TO PURCHASE ANY OF THE SHARES OFFERED HEREBY.

FOR RESIDENTS OF ALL STATES:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby subscribes to purchase from Universal Technology Systems Corp. a Florida corporation (the “Company”) $0.0001 par value per share Common Stock (the “Common Stock”) at an offering price of $0.001 per share (the “Offering”). Shares of Common Stock are sometimes referred to as the “Securities.”

Section 1.   Sale of Securities

Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon closing, the number of shares of Common Stock set forth on the signature page hereto. The Company may reject any subscription in whole or in part. The closing of the sale and purchase of the Securities to the undersigned (the “Closing”) shall take place at the Company’s counsel’s office at Ofsink, LLC, 900 Third Avenue, 5th Floor, New York, NY 10022 on or before September 30, 2013 or any such date as may be selected by the Company (the “Closing Date”). Subscriber shall pay to the Company the amount of subscription specified on the signature page in full for the shares of Common Stock set forth on the signature page by either delivering to Company a check for the full amount, made payable to the order of the Company, or by arranging for wire transfers of the full amount to Company's bank, all on or prior to the Closing Date.

Section 2.   No Minimum Amount; No Escrow.

The Subscriber understands, and agrees that since there is not a minimum offering amount in this Offering, all subscription amounts will not be placed in an escrow account and will be immediately available to the Company for its general corporate needs and working capital requirements use upon each Closing.

Section 3.   Subscriber’s Representations and Warranties

As an inducement to the Company to accept the subscription, the Subscriber represents and warrants as follows:

(A) The Subscriber acknowledges and agrees that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act,”) by virtue of: (i) Section 4(2) of the Act, and Regulation D, Rule 506 promulgated thereunder (“Regulation D”) and, accordingly, is being made to “accredited” investors as that term is defined in Regulation D; and (ii) Rule 701 of the Act, where the offering and sale of Securities is being made to certain Subscribers that are employees, directors, officers, general partners, consultants, advisors and their family members under the Company’s written compensatory benefit plan as defined under Rule 701 of the Act.

(B) The Subscriber hereby represents and warrants that the Subscriber is acquiring the Securities hereunder for its own account for investment purpose only and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Subscriber understands that the Securities are being sold to the Subscriber in a transaction which is exempt from the registration requirements of the Act. The Subscriber’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C)           Status of the Subscriber:

(i) Such Subscriber is an “accredited” investor as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.  Subscriber understands that the Company is relying on its representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws;

OR

(ii) Such Subscriber is a natural person (or an entity which equity is wholly-owned by one natural person) that is an employee, a director, an officer, a general partner, a consultant, an advisor of the Company or a family member of the foregoing, as such terms defined under Rule 701 of the Act.

(D)           The Subscriber is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Subscriber for purposes of U.S. federal and state securities laws.

(E)           The Subscriber further acknowledges that the Subscriber has been advised that the Securities being purchased by the Subscriber hereunder have not been registered under the provisions of the Act and that the Company has represented to the Subscriber that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Act and Regulation D, Rule 506 thereunder and Rule 701 of the Act.

(F)           In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

(i)	The Company has informed the Subscriber that the Securities have not been, and will not be, offered for sale by means of general advertising or solicitation.

(ii)
The   Securities   or any interest therein may not be resold by the Subscriber in the absence of a registration   under the Act and applicable securities laws or exemption from registration. In particular, the Subscriber is aware that the Securities will be “restricted securities,” as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than as set forth herein, the Company has no obligation to register any Securities purchased by Subscriber.

(iii)	The following legend shall be placed on the certificate(s) evidencing the Securities:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)
The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(v)
The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

(G)          The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.  The Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

(H)          The Subscriber fully understands the Company has limited or no financial or operating history and that the purchase of the Securities is a speculative investment that involves a high degree of risk of the loss of its entire investment.  The Subscriber fully understands the nature of the risks involved in purchasing the Securities and it is qualified by its knowledge and experience to evaluate investments of this type.  The Subscriber has carefully considered the potential risks relating to the Company and purchase of its securities and has independently evaluated the risks of purchasing the Securities.

(I)           The Subscriber is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

(J)           The Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, and has no need for liquidity in such investment.

(K)           The Subscriber’s overall commitment to investments that are not readily marketable is not, and the acquisition of Securities will not cause such overall commitment to become, disproportionate to his net worth.

(L)           The Subscriber understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company prior to the expiration of the Offering, this subscription shall be deemed rejected in whole.

(M)          It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that:

 (i).           the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or

 (ii).           the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

Section 4.       Indemnification

The Subscriber agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

Section 5.       Binding Effect of Subscription

The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

Section 6.       Representations and Warranties of the Company

The Company represents and warrants to, and agrees with, each Subscriber as follows:

(A)           The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company's presently conducted businesses. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a material adverse effect upon the Company's business.

(B)           The Company is currently authorized to issue 250,000,000 shares of Common Stock of which 9,000,000 shares of Common Stock are presently outstanding.

(C)           The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and to issue, sell and deliver the Securities. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D)           No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Securities, except for the filings which may be required under federal as well as state securities laws, which filing will be made by the Company in a timely manner.

(E)           No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Securities, unless the failure to obtain such consent will not have a material adverse effect on the Company and/or the Offering.

(F)           The execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject, except for violations which individually or in the aggregate will not have a material adverse effect upon the operations, business, properties or assets of the Company. The Securities, upon delivery to the Subscriber, will be validly issued, fully paid and non assessable and will not be issued in violation of any preemptive or other rights of stockholders.

Section 7.       Waiver

The Subscriber has made full and complete inquiry with respect to any matters of interest in connection with this investment and is fully satisfied in all respects with his investment decision, fully understanding and comprehending the significant risks associated, acknowledges that he has not relied on any specific information concerning the Company, and understands that the Company has not made any representations regarding the Company except as stated herein or the future performance of the Company.

Section 8.       Risk Factors

Subscriber recognizes that investment in the Common Stock involves certain risks, and Subscriber has taken full cognizance of and understands all of the risk factors related to a purchase of the Common Stock. In particular, Subscriber understands that (a) Common Stock are highly illiquid and are not transferable without the approval of the Company; (b) there is no assurance the Company will earn any return for Subscriber, and (c) an investment in the Common Stock is suitable for Subscriber based upon Subscriber's other security holdings and financial situation and needs.

Section 9.       Miscellaneous

(A)           No Waiver. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

(B)           Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or, if to the Company, the Company’s executive office at Universal Technology Systems Corp., 4073 South Tamiami Trail, Sarasota, FL 34231, Attention: Christopher Conley, or (b) delivered personally a such address.

(C)           Execution. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

(D)           Entire Agreement. This Subscription Agreement and the Securities contain the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein, and any representations or warranties not contained herein are disclaimed.

(E)           Severability. Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

(F)           Non-Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

(G)           Law Governing. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed in such state.

(H)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, and the Subscriber, and their respective successors and permitted assigns.

(I)             Commissions/Finder’s Fees. The Company reserves the right to pay commissions and/or finder’s fees in cash, securities of the Company, a combination thereof, or other combination to individuals and/or entities in connection with the sale of the Common Stock in this Offering, in amounts the Company deems appropriate in the Company’s sole and exclusive discretion.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

UNIVERSAL TECHNOLOGY SYSTEMS CORP.

By:
Christopher Conley Chief Executive Officer

Please countersign and return a copy of this Subscription Agreement to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with share certificates for the Common Stock. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificates are to be made out in the space provided for below.

SUBSCRIBER (Print Name of Subscriber)

By:
Name:
Title:

Subscription Amount:

$ ______________________ for _____________ shares of Common Stock

Dated:

SCHEDULE

Dean Ledger	847,519
John Kuhns	847,519
Robert Fasnacht	847,519
Mark Thompson	847,519
Stephen Forrest	847,519
Joey Stone	405,759
Amy Kornafel	405,759